SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 29, 1996


                          LANDMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                                      NEVADA
  (State or other jurisdiction of incorporation)


         0-26578                                                     33-0662114
(Commission File Number)                      (IRS Employer Identification No.)

1720 East Garry, Suite 201, Santa Ana, California                     92705
(Address of principal executive offices)                            (Zip Code)

1020 Prospect Street, Suite 200, La Jolla California         92037
----------------------------------------------------------------------------
(Former address)

Registrant's telephone number, including area code:  (714) 475-4500








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Item 1.        Change in Control of Registrant.
Item 2.        Acquisition or Disposition of Assets.

               In an 8-K dated November 29, 1996, Landmark International, Inc. (the "Registrant") announced that it had acquired La Jolla Securities Corporation ("LJSC"), a member of the National Association of Securities Dealers, Inc. ("NASD") pursuant to an Agreement and Plan of Reorganization (the "Agreement") between the Registrant and LJSC dated November 29, 1996. On December 31, 1996 the Registrant and LJSC mutually agreed to rescind the Agreement, on the basis that compliance with the complexities of the SEC and NASD regulations applicable to a publicly held brokerage firm was too costly to a smaller broker dealer.

               In connection with the recission Messrs. Craig and Bruce Biddick resigned as officers and directors of the Registrant, resulting in Mr. William Kettle as the sole executive officer and director.



Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

               (c)         Exhibits

                           2.      Plan of acquisition, reorganization, arrange-
                                    ment, liquidation or succession.

                                    2.1.   Agreement and Plan of Reorganization,
                                             dated November 29, 1995 between the
                                       Registrant and La Jolla Securities Corpo-
                                             ration.

                                    2.2 Mutual Recission of document included at
                                            Exhibit 2.1 dated December 31, 1996.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 8, 1997LANDMARK INTERNATIONAL, INC.



                                                  By:
                                                         President


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